UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

MINORITY EQUALITY OPPORTUNITIES ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40756	86-3436718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Executive Court

Waxahachie, Texas 75165

(Address of principal executive offices, including zip code)

(214) 444-7321

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	MEOAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MEOA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MEOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed by Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”), in a Current Report on Form 8-K that it filed with the U.S. Securities and Exchange Commission on September 6, 2022, on August 30, 2022, MEOA, MEOA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of MEOA, and Digerati Technologies, Inc., a Nevada corporation (“Digerati”), entered into a Business Combination Agreement (the “BCA”), pursuant to which, among other things, MEOA Merger Sub, Inc. would merge with and into Digerati, with Digerati as the surviving company in the merger and, after giving effect to such merger, Digerati would be a wholly-owned subsidiary of MEOA. On June 15, 2023, MEOA terminated the BCA, and abandoned the business combination contemplated thereby, pursuant to Sections 7.1(d) and 7.1(k) thereof, and delivered written notice of such termination to Digerati. The termination of the BCA shall have the effects set forth in Section 7.2 of the BCA.

On June 15, 2023, MEOA also received a letter from Digerati pursuant to which Digerati informed MEOA that Digerati had determined to, and did thereby, terminate the BCA pursuant to Section 7.1(d) of the BCA.

The termination of the BCA also terminates and makes void the Transaction Support Agreements and the Sponsor Letter Agreement (each as defined in the BCA), which were executed concurrently with the BCA.

Item 8.01. Other Events.

On May 3, 2023, MEOA filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement / final prospectus with respect to a special meeting of its stockholders to be held on Wednesday, May 24, 2023 at 10:00 a.m. EDT (the “Special Meeting”) to vote on, among other things, a proposal to adopt and approve the BCA and the business combination contemplated thereby.

On May 24, 2023, MEOA determined to postpone the Special Meeting until Friday, May 26, 2023, and on each of May 25, 2023, May 31, 2023 and June 12, 2023 MEOA determined to further postpone the Special Meeting.

On June 15, 2023, in light of the termination of the BCA described in Item 1.02 above, MEOA determined to cancel the Special Meeting and to withdraw from consideration by its stockholders the proposals set forth in the definitive proxy statement / final prospectus filed with the SEC on May 3, 2023.

As a result of the cancellation of the Special Meeting, the public shares of MEOA that were submitted for redemption in connection with the Special Meeting will be returned to the holders of such public shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2023	Minority Equality Opportunities Acquisition Inc.

	By:	/s/ Shawn D. Rochester
	Name:	Shawn D. Rochester
	Title:	Chief Executive Officer

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